Share-Based Compensation	6 Months Ended
Sep. 30, 2025
Share-Based Compensation [Abstract]
Share-based compensation

10. Share-based compensation

Effective on May 31, 2022, the Company employed three non-executive directors. As part of compensation expenses, the Company agreed to issue ordinary shares to the three directors. On quarterly basis, each director would receive ordinary shares with a fair value of $5,000, and the number of ordinary shares is determined by the closing market price on issuance dates.

For the six months ended September 30, 2025 and 2024, the Company issued an aggregation of 23,730 and 11,334 ordinary shares, respectively, to the three directors, and recognized share-based compensation expenses of $15,201 and $29,944  in the account of “compensation and benefits” in the unaudited condensed consolidated statements of operations and comprehensive income (loss).